Exhibit 99.1 Advancing Novel Treatments for Hematologic Malignancies May 2023

Forward-looking statements This presentation contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Syros and other matters, such as Syros’ clinical development plans, including with respect to tamibarotene, SY-2101 and SY-5609, Syros’ ability to deliver benefit to patients and value to stockholders, the timing and impact of upcoming clinical data readouts, the timing for submitting a new drug application to the Food and Drug Administration, and the sufficiency of Syros’ capital resources to fund its operating expenses and capital expenditure requirements into 2025. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on management’s current beliefs, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, Syros’ ability to: advance the development of its programs, including tamibarotene, SY-2101 and SY-5609, under the timelines it projects in current and future clinical trials; demonstrate in any current and future clinical trials the requisite safety, efficacy and combinability of its drug candidates; sustain the response rates and durability of response seen to date with its drug candidates; successfully develop a companion diagnostic test to identify patients with the RARA biomarker; obtain and maintain patent protection for its drug candidates and the freedom to operate under third party intellectual property; obtain and maintain necessary regulatory approvals; identify, enter into and maintain collaboration agreements with third parties; manage competition; manage expenses; raise the substantial additional capital needed to achieve its business objectives; attract and retain qualified personnel; and successfully execute on its business strategies. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Syros’ Annual Report on Form 10-K for the year ended December 31, 2022 and Syros’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, each of which is on file with the Securities and Exchange Commission (SEC). Except as required by applicable law, Syros undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. 2

Advancing new standards of care for the frontline treatment of hematologic malignancies TARGETED HEMATOLOGY PORTFOLIO Late-stage clinical trials in multiple hematology indications with the potential to set new standards of care, supported by a growing body of data 3 clinical MULTIPLE NEAR-TERM CATALYSTS programs Upcoming opportunities to build momentum and create value, including pivotal SELECT-MDS-1 data and randomized SELECT-AML-1 data SIGNIFICANT MARKET OPPORTUNITIES IN FRONTLINE Building infrastructure to target commercially synergistic patient populations that MDS are underserved by existing options APL AML STRONG CORPORATE POSITION Cash runway to fund operations into 2025 3

Advancing our hematology focused late-stage clinical pipeline Commercial Program Indication Early Clinical Mid-clinical Pivotal Rights Newly diagnosed SELECT-MDS-1 Trial HR-MDS (w/aza) Tamibarotene (oral RARα agonist) Americas, Europe, Newly diagnosed Australia and Israel SELECT-AML-1 Trial unfit AML (w/ven+aza) SY-2101 Newly diagnosed PK and dose confirmation study APL (w/ATRA) (oral ATO) ® Tamibarotene is approved in Japan as Amnolake for patients with relapsed/refractory APL 4

Multiple value-driving milestones Last patient enrolled for the pivotal CR data from 4Q 23 SELECT-MDS-1 Phase 3 trial Tamibarotene in HR-MDS 3Q 24 Pivotal data from SELECT-MDS-1 Phase 3 trial Initiation of randomized SELECT-AML-1 trial 1Q 23 Tamibarotene Initial data from randomized SELECT-AML-1 trial 4Q 23 in AML Additional data from randomized SELECT-AML-1 trial 2024 SY-2101 Update on dose confirmation study, registration pathway and timing 2H 23 in APL 5

Tamibarotene Opportunity to establish new SOC in MDS and AML patients with RARA overexpression

Tamibarotene: Compelling profile that addresses large targeted populations 1 Tamibarotene is a selective and potent RARα agonist Competitive differentiation of tamibarotene with tamibarotene 1 Biologically targeted ✓ Oral ✓ High complete response ✓ 5,6 rates of patients with HR-MDS are of patients with AML are positive 5,6 Rapid time to response ✓ 2 3 50% 30% positive for RARA overexpression for RARA overexpression 4,5,6 Favorable tolerability ✓ 4,5,6 Readily combinable ✓ RARA RARA overexpression overexpression No additive ✓ 5,6 myelosuppression 1 McKeown, Cancer Discovery 2017; 2 Patients with MDS: RARA-positivity based on Syros data on file from Study SY-1425-201 and the SELECT-MDS-1 Study (27May2022) from over 175 patients with MDS; 3 Patients with AML: Prevalence of RARA-positive patients based on data presented at ESH 2017 and ESH 2019; 4 5 6 Data presented at ASH 2017; de Botton S., et al. Blood Advances 2022; Data presented at ASH 2022 7

Significant unmet need in newly diagnosed HR-MDS



- Myelodysplastic syndrome (MDS) is a bone marrow disorder
- Higher-Risk MDS (HR-MDS) and acute myeloid leukemia (AML) are on a disease continuum; largely distinguished by % blasts in marrow[1,2,3]

Precursor States → **MDS** → **HR-MDS** → **AML**

"MDS-excess blasts" and "AML" essentially form a continuum…Rather than blast percentage, disease categorization may be more accurate if based on biologic features." *– Estey et al., 2022[3]*

~21,000 Newly Diagnosed HR-MDS patients in the US and EU annually[4]

MDS represents a **~$3.3B*** market by 2026

- HR-MDS is progressive in nature with a poor prognosis
  - Disease-related cytopenias result in significant morbidity and mortality with more than half of HR-MDS patients progressing to AML[5]
- Azacitidine, a hypomethylating agent (HMA), is SOC with a **17% CR rate** and a median OS of **18.6 months**[6]
  - **No new therapies** beyond HMAs approved since 2006[7]
- Elderly patient population seeking convenient, well tolerated therapies that can better control disease and maintain QOL

SYROS

[1]DiNardo CD, et al., Cancer. 2022; [2]Grob T, et al., Blood. 2022; [3]Elihu Estey, et al., Blood 2022; [4]Epidemiology projections from DRG Myelodysplastic Syndromes-Landscape & Forecast-Report 2020 and from DRG Acute Myelogenous Leukemia-Landscape & Forecast-Report 2020; NOTE*:Evaluate Pharma market estimate includes all risk groups for MDS; [5]Greenberg, Blood, 2012; [6]Garcia, J et al., Leukemia Research, 2021; [7]DeZern, AE. Hematology Am Soc Hematol Educ Program, 2015

8

Significant unmet need in newly diagnosed unfit AML



Acute myeloid leukemia (AML) is a cancer of the blood forming cells in the bone marrow

- ~50% of the patients are not eligible for intensive treatment and are considered “unfit”[1]

Precursor States → **MDS** **HR-MDS** → **AML**

~25,000 Newly Diagnosed Unfit AML patients in US and EU annually[2]

Newly diagnosed AML represents a **~$6.6B*** market by 2025

- Venetoclax with azacitidine is SOC, with a **37%** CR rate and median OS of **14.7** months[3]
- Approximately **1/3** of patients do not respond, and nearly all relapse with a very poor prognosis, median OS of **2.4** months[4]

[1] Ferrara F., Clin Lymphoma Myeloma Leuk. 2011 [2]Epidemiology projections from DRG Acute Myelogenous Leukemia-Landscape & Forecast-Report 2020; NOTE*: market estimate includes all AML (fit and unfit); [3]DiNardo CD, et al., New England Journal of Medicine, 2020; [4]Maiti A., et al., Haematologica, 2021.

9

Encouraging, consistent data from multiple trials support clinical development strategy Growing body of clinical evidence for tamibarotene in MDS and AML 2022 patients with RARA overexpression 2020 SELECT-AML-1 safety lead-in evaluating 3 tami/ven/aza in ND unfit AML patients 2017 4/5 patients with CR/CRi had Phase 2 data evaluating tami/aza in ND unfit high monocytic expression 2 AML patients score (MES) associated with Single-agent tamibarotene in R/R venetoclax resistance 1 HR-MDS patients 50% CRi 33% CR 67% 72% 61% 60% 83% CR in Transfusion Hematologic CR/CRi CR/CRi 1 low-blast independence response Rate Rate subset Median time to response: 1.2 months including one marrow CR Median time to response: 1.1 months Median duration of response: 10.8 months Overall survival for complete responders: 18 months Tamibarotene in HR-MDS Tamibarotene in AML 1 2 3 Data presented at ASH 2017; de Botton S., et al. Blood Advances 2022; Data presented at ASH 2022 10

Tamibarotene has a well-characterized and well-tolerated safety profile Safety profile supports use of tamibarotene in combinations with azacitidine in MDS and with venetoclax/azacitidine in AML Single agent in AML and MDS Over 1,000 APL patients treated with 4 Triplet (tami/ven/aza) in AML patients patients and doublet (tami/aza) in 1 tamibarotene 2,3 AML patients 33% • Chronic daily dosing of tamibarotene as a single-agent and in combination with azacitidine has been CR 50% CRi 2-4 generally well-tolerated. ‒ No evidence of increased toxicity in combination with rates of myelosuppression comparable to single-agent 2-4 azacitidine. 4 • As a triplet, myelosuppression is comparable to reports of venetoclax + azacitidine Data from randomized portion of SELECT-AML-1 trial Phase 2 1-4 • The majority of non-hematologic AEs are low grade and reversible trial expected 2023 / 2024 1 ® 2 3 4 Amnolake post-marketing surveillance data on file; Data presented at ASH 2017; de Botton S., et al. Blood Advances 2022; Data presented at ASH 2022 11

Ongoing SELECT-MDS-1 Phase 3 trial in newly diagnosed HR-MDS patients with *RARA* overexpression


SELECT-MDS-1 trial
randomization (2:1)
Tamibarotene + azacitidine
Placebo + azacitidine
Primary endpoint CR rate (190 patients)
Key secondary endpoint Overall Survival (OS) (~550 patients)

- Robustly designed, double-blind, placebo-controlled study
- 2:1 randomization with one-sided alpha of 0.025
- FDA feedback supports:
  - Focus on population with *RARA* overexpression
  - CR as primary endpoint for approval (full or accelerated) with supporting data on durability of remission
  - Azacitidine as appropriate comparator
- Primary endpoint of CR rate is over 90% powered to detect a difference between experimental and control arms
- Inclusion of OS key secondary endpoint will allow this single trial to efficiently serve as a confirmatory study if needed for full approval
- Fast Track Designation by the FDA

Key Milestones

Last patient enrolled for the pivotal CR data from SELECT-MDS-1 Phase 3 trial	**4Q 23**
Pivotal data from SELECT-MDS-1 Phase 3 trial	**3Q 24**

SYROS
12

Ongoing SELECT-AML-1 Phase 2 trial of triplet regimen (tami/ven/aza) in ND unfit AML patients with *RARA* overexpression

Safety lead-in completed → **Randomized portion of trial*** ~80 patients → **randomization (1:1)** →

- **Tamibarotene + venetoclax + azacitidine**
- **Venetoclax + azacitidine**

→ **Primary endpoint** Composite CR rate

*Also evaluating triplet as salvage strategy for patients in control arm who do not respond to ven/aza

Translational data support potential for *RARA* overexpression biomarker to enrich for patients more likely to respond to tamibarotene, for whom the standard of care is suboptimal

- 1/3 of patients do not respond to upfront treatment with ven/aza and a majority of those with initial response ultimately relapse
- Venetoclax resistance is associated with monocytic phenotype[1-3]; most patients with *RARA* overexpression, including those who achieved CR/CRi in tamibarotene trial, have a monocytic phenotype[4]

Key Milestones

Initiation of randomized SELECT-AML-1 trial	**1Q 23**
Initial data from randomized SELECT-AML-1 trial	**4Q 23**
Additional data from randomized SELECT-AML-1 trial	**2024**

SYROS

[1]Zhang, Nature 2018; [2]Kuusanmäki, Haematologica 2019; [3]Pei, Cancer Discovery 2020; [4]Fiore, ASH 2020

13

SY-2101 Highly synergistic with our hematology portfolio

Significant unmet need in newly diagnosed APL



Acute promyelocytic leukemia (APL) is a unique subtype of AML and is defined by a fusion of the *RARA* and *PML* genes.

Current standard of care

IV ATO + oral ATRA = **>80%** Cure rates

Treatment burden
Current typical course of treatment involves infusions up to **140 x 2-4 hrs** **over nearly a year**

Opportunity to reduce treatment burden, increase access and reduce health care costs

Market opportunity for an oral therapy

APL accounts for

~10% of all adult AML cases diagnosed in US and Europe annually

~2,000 patients are diagnosed with APL in the US and EU annually

SYROS

FS26 Acute Promyelocytic Leukemia Facts, 2015;
NCCN AML treatment guidelines (Nov 2020); Trisenox (arsenic trioxide) USPI

15

SY-2101 has the opportunity to become SOC in frontline APL Novel oral form of arsenic trioxide (ATO) with opportunity to replace standard of care for APL ü patients Orally bioavailable with exposures consistent with IV ATO ü Clear development path to approval in frontline APL with potential to leverage emerging data for ü a more efficient pivotal study Potential for rapid adoption in frontline APL, benefitting from a specialty commercial effort and synergies with tamibarotene ü 16

Clear development path to approval in frontline APL with potential to leverage emerging data for a more efficient pivotal study Feedback from the FDA and EMA in the context of original SY-2101 PK data supports a single registration study of approximately 215 patients designed with mCR and EFS as primary endpoints for potential approval Emerging PK cross-over data directly comparing SY-2101 to the approved dose of IV ATO are encouraging ‒ SY-2101 showed high oral bioavailability of ~80% ‒ Exposures of SY-2101 are comparable to IV ATO administered at 0.15 mg/kg based on both Cmax and AUC Based on these emerging data, there may be an opportunity to explore a more efficient registration pathway to potential approval Plan to provide a further update on dose confirmation data, regulatory pathway and timing in 2H 2023 17

SY-5609 Highly selective and potent oral CDK7 inhibitor

SY-5609: Highly selective and potent oral CDK7 inhibitor

- Phase 1 study in pancreatic cancer, breast cancer and select solid tumors demonstrates promising clinical activity
- Well-tolerated safety profile in combination with predominantly low-grade AEs
- Broad potential in multiple difficult-to-treat cancer populations, including PDAC, breast cancer and CRC


HIPK4
TAOK1
ERK7
CDK7
CDK13
CDK18
TLK1
100-91% Inhibition
90-80% Inhibition
79-71% Inhibition

SY-5609 is highly selective with sub-nanomolar potency[1]


Transcription
CDK7i
Cell Cycle
MYB
MCL1
MCL1
MYC
Apoptosis
CDK4/6
G1
BRAF and KRAS mutations
Altered Rb pathway
M
S
CDK1
Apoptosis
CDK2
Transcription
Transcription
G2

[1]Marineau JJ et al, 2021, Discovery of SY-5609: A Selective, Noncovalent Inhibitor of CDK7, J Med Chem
Data presented in October 2019 at EORTC-NCI-AACR Conference

SYROS
19

Clinical activity in heavily pretreated patients with manageable, predictable tolerability profiles in Phase 1/1b trial

Part 1: Dose escalation evaluating single agent SY-5609 in patients with select advanced solid tumors and in combination with fulvestrant in HR+, HER2- breast cancer

- **MTD of 10 mg** as a single-agent on optimized 7d on/7d off schedule was **well-tolerated** with no DLTs or treatment-related ≥ Gr 3 events. MTD not established in combination with fulvestrant
- **100% DCR at single agent MTD** (3 of 3 patients), with a PDAC patient experiencing a 10% tumor reduction.

Part 2: Combination safety lead-in evaluating SY-5609 and gemcitabine and SY-5609, gemcitabine and nab-paclitaxel in patients with relapsed PDAC

- **MTD of 5mg + Gemcitabine** on 7d on/7d off dosing was **well-tolerated**. MTD not established for the triplet regimen.
- **44% DCR, including a PR** (4 of 9 response-evaluable patients) at doses of 4 and 5mg SY-5609 + gem
- 1 of 2 patients demonstrated **durable SD** with SY-5609 + gem +nab-p

42% DCR in combination with fulvestrant in heavily pre-treated HR+ breast cancer patients



140
120
100
80
60
40
20
0
-20
TL change (best), %
SD
PD
Withdrawal of consent with SD ongoing (141 days)
Response duration 6 months or greater

	101-004	106-011	102-007	105-003	104-001	106-016	106-001	106-010	106-003	106-005	105-001	104-015
TP53												
Liver dz												
Prior Fulv												
# prior Tx	7	5	4	9	12	4	8	5	6	5	7	2

PR at 4mg SY-5609 + Gemcitabine: 32% decrease in Target Lesions with ≥ 95% reduction in pancreatic tumor marker CA19-9



Baseline
C5D1

Patient off study on C7D1 while still in PR due to non-disease related medical issues

Seeking partnership opportunities for the SY-5609 program

Data presented at 2023 American Society for Clinical Oncology (ASCO) Annual Meeting; *Gemcitabine and nab-paclitaxel administered at approved doses

20

Preclinical data support SY-5609 in BRAF-mutant CRC in combination with PDL1 inhibitor: SY-5609 part of Roche's Phase 1/1b INTRINSIC trial

First clinical investigation of CDK7 inhibitor with an immunotherapy

Robust anti-tumor activity in BRAF-mutant CRC model as single agent



2500
2000
1500
1000
500
0
Tumor Volume (mm³)
Vehicle
SY-5609 (6mpk QD)
0
10
20
30
Days

- 67% (20/30) of models demonstrated ≥ 50% tumor growth inhibition
- 23% (7/30) demonstrated deep responses of ≥ 90% tumor growth inhibition
- Deep responses enriched in BRAF-mutant (5/10) models

Key Milestones:

- Roche is actively enrolling patients in the arm of its ongoing Phase 1/1b INTRINISIC trial evaluating SY-5609 in combination with atezolizumab
  - Roche is the sponsor of the trial and Syros is supplying SY-5609

CDK7 inhibition enhances anti-tumor activity of PD-1 inhibition[1]

- CDK7 inhibitor induces DNA replication stress and genome instability in cancer cells, triggering immune-response signaling
- In animal models, CDK7 inhibitor enhances tumor response to anti-PD1 immunotherapy
  - Prolonging overall survival, and increasing immune cell infiltrates

SYROS

CRC data presented in May 2020 at ASCO Virtual Symposium; [1]Zhang et al., Cancer Cell, 2020.

21

Earlier Stage Programs

Earlier stage programs Commercial Rights Program Indication Drug Discovery IND enabling Clinical stage Metastatic pancreatic Safety Lead-In cancer (w/chemo) SY-5609 (oral CDK7 inhibitor) Colorectal cancer Ph1/1b (w/atezolizumab)* SY-12882 Seeking Cancer (oral CDK12 inhibitor) partnerships Cancer CDK11 inhibitor Cancer WRN inhibitor Sickle cell disease / LRF and beta & NuRD modulators thalassemia Myeloproliferative neoplasms Undisclosed *Roche-sponsored trial 23

Rapidly advancing toward our vision Vision Commercial company with medicines that provide a profound benefit for cancer Now patients Advancing late-stage targeted hematology pipeline Preparing for product launch and commercialization Seeking partnership opportunities for SY-5609 and discovery programs Cash runway to fund planned operations into 2025 24